SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 9, 1997

                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)


       FLORIDA                    1-9741         59-0920629
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109
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                     Address of principal executive offices


Registrant's telephone number, including area code: (702) 791-3380


                                       N/A
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         (Former name or former address, if changed since last report.)

         Item 5.           OTHER EVENTS.

                  On July 9, 1997, Inamed Corporation (the "Company") issued a news release, disclosing that it has reached a comprehensive settlement agreement with Appaloosa Management L.P. and its affiliates (collectively, "Appaloosa"). As a result of this settlement, the Company has amended certain provisions of its 11% Secured Convertible Notes due 1999 (the "Notes"). The purpose of this restructuring was to cure and waive all past defaults and provide certainty as to the conversion price of the Notes, which the Company has agreed to fix at $5.50 per share instead of 85% of market.

                  In accordance with the settlement, the Company, Appaloosa and Donald K. McGhan, the Company's Chief Executive Officer and Chairman, have entered into a letter agreement providing for certain standstill and voting restrictions relating to their respective holdings of the Company's securities for a three-month period. In addition, the Company has (i) issued an aggregate of 1,846,071 warrants with an exercise price of $8.00 per share (subject to adjustment), and (ii) amended its Shareholder Rights Plan to permit Appaloosa to convert its existing Notes and Warrants without being deemed an "Acquiring Person" and thereby triggering the issuance of the Rights.

                  For additional information concerning the comprehensive settlement, reference is made to the news release, the standstill letter agreement, the Second Supplemental Indenture, Consent and Waivers relating to the Second Supplemental Indenture, the Warrant Agreement, and Amendment No. 2 to the Rights Agreement, which are each attached hereto as exhibits.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         10.1 Letter Agreement dated as of July 2, 1997 by and among Inamed Corporation, Appaloosa Management L.P. and Donald K. McGhan.

         10.2 Second Supplemental Indenture, dated as of July 2, 1997, between Inamed Corporation and Santa Barbara Bank & Trust.

         10.3 Letter of Representation of Inamed Corporation dated as of July 2, 1997 in favor of holders of 11% Secured Convertible Notes due 1999.

         10.4 Consent and Waiver of certain holders of 11% Secured Convertible Notes due 1999 dated as of July 8, 1997.

         10.5 Letter executed by Appaloosa Investment Limited Partnership, Ferd L.P. and Palimino Fund Ltd. withdrawing the notice of default under the Indenture.

         10.6 Warrant Agreement dated as of July 2, 1997 by and among Inamed Corporation and U.S. Stock Transfer Corporation.

         10.7 Amendment No. 2 to Rights Agreement, dated as of July 2, 1997, between Inamed Corporation and U.S. Stock Transfer Corporation.

         99                News  Release  of Inamed  Corporation  dated  July 9,
                           1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INAMED CORPORATION



Dated: July 14, 1997                    By:/s/ Donald K. McGhan
                                           ----------------------------------
                                        Name: Donald K. McGhan
                                        Title: Chairman and Chief
                                               Executive Officer

                                  EXHIBIT LIST

         10.1 Letter Agreement dated as of July 2, 1997 by and among Inamed Corporation, Appaloosa Management L.P. and Donald K. McGhan.

         10.2 Second Supplemental Indenture, dated as of July 2, 1997, between Inamed Corporation and Santa Barbara Bank & Trust.

         10.3 Letter of Representation of Inamed Corporation dated as of July 2, 1997 in favor of holders of 11% Secured Convertible Notes due 1999.

         10.4 Consent and Waiver of certain holders of 11% Secured Convertible Notes due 1999 dated as of July 8, 1997.

         10.5 Letter executed by Appaloosa Investment Limited Partnership, Ferd L.P. and Palimino Fund Ltd. withdrawing the notice of default under the Indenture.

         10.6 Warrant Agreement dated as of July 2, 1997 by and among Inamed Corporation and U.S. Stock Transfer Corporation.

         10.7 Amendment No. 2 to Rights Agreement, dated as of July 2, 1997, between Inamed Corporation and U.S. Stock Transfer Corporation.

         99                News  Release  of Inamed  Corporation  dated  July 9,
                           1997.


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